Statement of Additional Information
Individual Single Premium Deferred Index-linked Annuity Contract
Brighthouse Life Insurance Company
Brighthouse Shield Level Pay Plus® II Annuity and
Brighthouse Shield Level Pay Plus® II Advisory Annuity
This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with, the Prospectuses dated April 28, 2025. A copy of the Individual Single Premium Deferred Index-linked Annuity Contract Prospectuses may be obtained by writing to Brighthouse Life Insurance Company, P.O. Box 4301, Clinton, IA 52733-4301, by calling (888) 243-1932, by visiting the website https://dfinview.com/BHF/PUFT/BHF250?site=BHF1 for Brighthouse Shield Level Pay Plus® II Annuity and https://dfinview.com/BHF/PUFT/BHF251?site=BHF1 for Brighthouse Shield Level Pay Plus® II Advisory Annuity or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.
The SAI contains information in addition to the information described in the Prospectuses for the Individual Single Premium Deferred Index-linked Annuity Contract (the “Contract”) offered by Brighthouse Life Insurance Company (“we”, “our”, or the “Company”).The Prospectuses concisely set forth information that a prospective investor ought to know before investing.
This Statement of Additional Information is dated April 27, 2026.
Book 800_801 SAI

THE COMPANY
Brighthouse Life Insurance Company (“BLIC” or the “Company”) is a Delaware corporation originally incorporated in Connecticut in 1863. Prior to March 6, 2017, BLIC was known as MetLife Insurance Company USA. BLIC is licensed to conduct business in all U.S. states (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. The Company was an indirect, wholly-owned subsidiary of MetLife, Inc. until August 4, 2017, when BHF became an independent, publicly-traded company following the completion of a separation transaction. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
On November 6, 2025, BHF and Aquarian Capital LLC (“Aquarian”) announced that they had entered into a definitive agreement under which an affiliate of Aquarian will acquire BHF. This transaction is subject to the satisfaction or waiver of customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction or waiver of the other conditions, the transaction is expected to be consummated in 2026.
Upon the consummation of the transaction, Aquarian will become the ultimate parent of BHF and BLIC will remain an indirect wholly-owned subsidiary of BHF. Although Aquarian will replace BHF as BLIC’s ultimate parent, BLIC will continue in its present role as the issuer of your Contract. All of your rights and benefits under your Contract and BLIC’s obligations under the Contract will remain unchanged.
Brighthouse Life Insurance Company History
MetLife Insurance Company USA: From the close of business on November 14, 2014 to March 6, 2017, BLIC was called MetLife Insurance Company USA (“MetLife USA”). MetLife USA was established following the close of business on November 14, 2014, when MetLife Investors USA Insurance Company, a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. were merged into MetLife Insurance Company of Connecticut, and MetLife Insurance Company of Connecticut was then renamed MetLife Insurance Company USA. Simultaneously, MetLife USA changed its domicile from Connecticut to the state of Delaware. As a result of this merger, MetLife USA assumed legal ownership of all of the assets of these predecessor companies, including assets held in the separate accounts, and became responsible for administering the contracts and paying any benefits due under all contracts issued by each of its corporate predecessors. These predecessor companies that issued contracts on and prior to November 14, 2014 were the following:
•MetLife Insurance Company of Connecticut: MetLife Insurance Company of Connecticut (“MICC”), originally chartered in Connecticut in 1863, was known as Travelers Insurance Company prior to May 1, 2006. MICC changed its name to MetLife Insurance Company USA and its state of domicile to Delaware after November 14, 2014 as described under “MetLife Insurance Company USA” above.
•MetLife Life and Annuity Company of Connecticut: MetLife Life and Annuity Company of Connecticut (MLAC), originally chartered in Connecticut in 1973, was known as Travelers Life and Annuity Company prior to May 1, 2006. On or about December 7, 2007, MLAC merged with and into MICC.

•MetLife Investors USA Insurance Company: MetLife Investors USA Insurance Company (MLI USA), originally chartered in Delaware in 1960, was known as Security First Life Insurance Company prior to January 8, 2001. MLI USA was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
•MetLife Investors Insurance Company: MetLife Investors Insurance Company (MLI), originally chartered in Missouri in 1981, was known as Cova Financial Services Life Insurance Company prior to February 12, 2001. MLI was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
•MetLife Investors Insurance Company of California: MetLife Investors Insurance Company of California (MLI-CA), originally chartered in California in 1972, was known as Cova Financial Life Insurance Company prior to February 12, 2001. On November 9, 2006 MLI-CA merged with and into MLI.
SERVICES
BLIC maintains certain books and records of Brighthouse Separate Account SA (the “Separate Account”) and provides certain issuance and other administrative services for the Contracts. Pursuant to a services agreement, Computer Sciences Corporation, through its affiliate Alliance-One Services, Inc. provides certain other administrative and recordkeeping services for the Contracts as well as other contracts and policies issued by BLIC. The amount paid to Computer Sciences Corporation for the period January 1, 2024 through December 31, 2024 was $15,552,762, and for the period January 1, 2025 through December 31, 2025 was $15,916,726. The Contracts were not offered before January 1, 2024.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of Brighthouse Life Insurance Company, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements are incorporated by reference in reliance upon the reports of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 650 South Tryon Street, Suite 1800, Charlotte, North Carolina 28202-3512.
INTERIM VALUE CALCULATION AND EXAMPLES
Interim Value
In setting the various rates we use in calculating the Investment Amount, we assume that you are going to hold a Shield Option until the Term End Date. Nevertheless, you have the right under the Contract to make withdrawals, Surrender the Contract, and annuitize before the Term End Date. Therefore, we calculate an Interim Value on each Business Day between the Term Start Date and prior to the Term End Date.
Prior to the Term End Date the Interim Value is the amount that is available for (1) annuitization; (2) death benefits; (3) withdrawals (including RMDs, payments under the GLWB rider, and the Rider Charge); (4) Surrenders; or (5) on a Contract Anniversary, to determine the Rider Charge and any automatic Step-Up of the GLWB Base. The Interim Value is also used to determine how much the Investment Amount will be reduced by a withdrawal. You may obtain your Interim Value on any Business Day by calling us at (888) 243-1932 or by accessing our website at www.brighthousefinancial.com. However, Interim Values fluctuate daily, and the current value(s) quoted may differ from the actual value(s) calculated.
We calculate the Interim Value of each Shield Option on any Business Day other than the Term Start Date and Term End Date. The Interim Value is based on a formula that reflects the value of each Shield Option taking into account the applicable Shield Rate and Rate Crediting Type, the current price of the underlying Index, the time remaining until the Term End Date, and the current value of the investments we have made to fund our obligations under the Shield Option. The Interim Value is an estimate of the current value of fixed income and derivative instruments we could purchase to assure our ability to meet our obligations to the Owner at a Term End Date. The Interim Value calculation is different than the calculation we use to calculate the Investment Amount for a Shield Option on the Term End Date. The Interim Value calculation is intended to protect the Company from losses on those fixed income and derivative instruments when amounts are withdrawn (or otherwise removed) from a Shield Option before the Term End Date. The Interim Value calculation transfers this risk from the Company to Contract Owners.
The Interim Value assesses the fair value of the assets allocated to the Shield Option (Investment Amount) plus the current value of the portfolio of options utilized to replicate the performance of these Shield Options. There are many external factors that may impact the Interim Value including changes in the Indices, changes in the interest rate environment, and volatility.
Interim Value Calculation
The Interim Value for each Shield Option is equal to the sum of (1) and (2), where:
(1)
Is the market value of the Fixed Income Asset Proxy (as defined below) on the Business Day the Interim Value is calculated. It is determined as (A – B) multiplied by [(1 + C) divided by (1 + D)]E, where:
A.
Is the Investment Amount on the Business Day the Interim Value is calculated;
B.
Is the market value of the Derivative Asset Proxy (as defined below) under initial market conditions, with straight-line amortization to the end of the Term;
C.
Is the Market Value Rate (as defined below) on the Term Start Date;
D.
Is the Market Value Rate on the Business Day the Interim Value is calculated; and
E.
Is the total days remaining in the Term divided by 365.
(2)
Is the current market value of the Derivative Asset Proxy (as defined below).
The Fixed Income Asset Proxy is meant to represent the market value of the fixed income assets supporting each Shield Option.
The Market Value Rate change (C and D in the formula) is intended to apply a Market Value Adjustment to address any changes in interest rates from the Term Start Date to the day the Interim Value is calculated. In short, if interest rates have increased since the Term Start Date, the change in the Market Value Rate will result in a reduction of the fair value of the Investment Amount. Conversely, if interest rates have decreased since the Term Start Date, the change in the Market Value Rate will result in an increase of the fair value of the Investment Amount.
The Market Value Rate will apply on a uniform basis for a class of Contract Owners in the same Shield Option and will be administered in a uniform and non-discriminatory manner.
The Market Value Rate is the Constant Maturity Treasury (CMT) rate with a maturity equal to that of the Term. If a maturity of the CMT rate is not available that equals the Term, then the Market Value Rate will be linearly interpolated between the two closest available CMT maturities. The Market Value Rate will apply on a uniform basis for a class of Contract Owners in the same Shield Option and will be administered in a uniform and non-discriminatory manner.
If the (CMT) rate is no longer published, or is discontinued, then we may substitute another suitable method for determining the Market Value Rate.

The Derivative Asset Proxy is meant to represent an estimation of the market value of the possibility of gain or loss on the Term End Date. For the current market value of the Derivative Asset Proxy for each Shield Option, we utilize a fair market value methodology, the Black-Scholes Model, to value the replicating portfolio of options that support the Interim Value. The Derivative Asset Proxy is meant to represent the replicating portfolio of options designated by us and is used to estimate the market value of the possibility of gain or loss on the Term End Date. The value may be positive or negative.
For each Shield Option, we solely designate and value options using the Black-Scholes Model, each of which is tied to the performance of the underlying Index associated with the Shield Option. We use derivatives to provide an estimate of the gain or loss on the Investment Amount allocated to the Shield Option that could occur on the Term End Date. This estimate also reflects the impact of the Cap Rate, Step Rate, Edge Rate, and Shield Rate at the end of the Term as well as the estimated cost of exiting the replicating options prior to the Term End Date.
The valuation of the options is based on the Black-Scholes Model, which is one of the standard methods for valuing derivatives based on inputs from third party vendors. The methodology used to value these options as described above is determined solely by us and may vary, higher or lower, from other estimated valuations or the actual selling price of identical derivatives. Any variance between our estimated fair value price and other estimated or actual prices may be different from Shield Option type to Shield Option type and may also change from day to day.
When we calculate the Interim Value, we will obtain market data for derivative pricing each Business Day from outside vendors. If these values are available and we are delayed in receiving these values, and cannot calculate a new Interim Value, we will use the prior Business Day’s Interim Value.
The fair value of the replicating portfolio of options for each Shield Option is determined according to the following formulas, where,
•ATMC is an at-the-money call option,
•OTMC is an out-of-the-money call option,
•OTMP is an out-of-the-money put option,
•ATMBC is an at-the-money binary call option, and
•ITMBC is an in-the-money binary call option.
For Shield Options with a Cap Rate:
The replicating portfolio of options is = ATMC – OTMC – OTMP
With respect to our hypothetical portfolio formula, we designed the at-the-money call and out-of-the-money call to value the potential for a positive Performance Rate subject to any applicable Cap Rate. The out-of-the-money put is designed to value the potential for negative Index Performance in excess of the applicable Shield Rate for the Shield Option. It is important to note that the out-of-the-money put will almost always reduce the Interim Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date. This is due to the risk that the Index Value could be lower on the Term End Date whether or not the current Index Value on a Business Day is lower than the Index Value on the Term Start Date. For purposes of the Interim Value formula, the value of the out-of-the-money call will be zero if a Cap Rate Shield Option is uncapped.
For Shield Options with a Step Rate:
The replicating portfolio of options is = [Step Rate x ATMBC] – OTMP
With respect to our hypothetical portfolio formula, we designed the at-the-money binary call to value the potential for gains equal to the Step Rate, if on the Term End Date, the Index Value is greater than or equal to the Index Value on the Term Start Date. The out-of-the-money put is designed to value the potential for a negative Performance Rate in excess of the applicable Shield Rate for the Shield Option. It is important to note that the out-of-the-money put will almost always reduce the Interim Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date.
For Shield Options with Step Rate Edge:
The replicating portfolio of options is = [Edge Rate x ITMBC] – OTMP
With respect to our hypothetical portfolio formula, we designed the in-the-money binary call to value the potential for gains equal to the Edge Rate if on the Term End Date, the Index Value is greater than or equal to the Shield Rate on the Term Start Date, and the out-of-the-money put to value the potential for negative Index Performance in excess of the applicable Shield Rate for the Shield Option. It is important to note that the out-of-the-money put will almost always reduce the Interim Value, even when the current Index Value on a Business Day is higher than the Index Value on the Term Start Date.
Example — Calculating your Interim Value
Examples A and B are intended to show how Interim Value is calculated. Example A will illustrate an Interim Value calculation with positive Index Performance and Example B will illustrate an Interim Value calculation with negative Index Performance. For the purposes of these examples, assume the activity that triggers the Interim Value calculation occurs six (6) months into the first year of the contract and that there are no withdrawals made as of the date the Interim Value is calculated. Additionally, months are assumed to have 30 days and years are assumed to have 365 days.
Contract Effective Date: 8/2/2024
Purchase Payment: $200,000.00
Allocated to:
1)
25% 1-Year Step Rate Edge; S&P 500; Edge Rate 8.25%; 10% Shield Rate
2)
25% 2-Year Step Rate; S&P 500; Step Rate 18%; 15% Shield Rate
3)
25% 3-Year Cap Rate; S&P 500; Cap Rate 130%; 10% Shield Rate
4)
25% 6-Year Cap Rate; S&P 500; Cap Rate 200%; 25% Shield Rate

On the Contract Effective Date

	1	2	3	4
	Step Rate Edge	Step Rate	Cap Rate	Cap Rate
Term (in months)	12	24	36	72
Months elapsed since Term Start Date	0	0	0	0
Investment Amount	$50,000	$50,000	$50,000	$50,000
Shield Rate	10%	15%	10%	25%
Rate Crediting Type Rate	8.25%	18%	130%	200%
Months until Term End Date	12	24	36	72
Market Value Rate on Term Start Date	2.00%	4.00%	6.00%	8.00%
Starting Index Value	1,000
Total Account Value	$200,000

Example A — Index Performance is Positive

	Step Rate Edge	Step Rate	Cap Rate	Cap Rate
Months elapsed since Term Start Date	6
Months until Term End Date	6	18	30	66
Index Value	1200
Index Performance on calculation date(1)	20%
Market Value Rate on calculation date	3.00%	5.00%	7.00%	9.00%
Market value of the Fixed Income Asset Proxy	$48,823.16	$46,519.03	$42,116.56	$34,758.31
Market value of the Derivative Asset Proxy	$3,848.51	$6,526.00	$16,069.42	$21,946.25
Interim Value of each Shield Option(2)	$52,671.67	$53,045.03	$58,185.98	$56,704.57
Total Account Value	$220,607.25

Example B — Index Performance is Negative

	Step Rate Edge	Step Rate	Cap Rate	Cap Rate
Months elapsed since Term Start Date	6
Months until Term End Date	6	18	30	66
Index Value	700
Index Performance on calculation date(1)	-30%
Market Value Rate on calculation date	3.00%	5.00%	7.00%	9.00%
Market value of the Fixed Income Asset Proxy	$48,823.16	$46,519.03	$42,116.56	$34,758.31
Market value of the Derivative Asset Proxy	-$8,899.83	-$5,554.28	-$5,794.44	$2,103.07
Interim Value of each Shield Option(2)	$39,923.32	$40,964.75	$36,322.12	$36,861.38
Total Account Value	$154,071.57

The following notes to the table above provide important calculations showing how certain values are determined.
(1)
Index Performance is equal to the percentage change in the Index Value measured from the Term Start Date to the date of the Interim Value calculation. Index Performance is calculated as follows: Example A — Index Performance is Positive
(1200 [Index Value on date of Interim Value calculation] – 1000 [Index Value at Term Start Date])
÷ 1000 [Index Value at Term Start Date] = 20%
Example B — Index Performance is Negative
(700 [Index Value on date of Interim Value calculation] – 1000 [Index Value at Term Start Date])
÷ 1000 [Index Value at Term Start Date] = -30%
(2)
The Interim Value of each Shield Option equals the sum of the Market value of the Fixed Income Asset Proxy and the Market value of the Derivative Asset Proxy.
DISTRIBUTION
Information about the distribution of the contracts is contained in the prospectus. (See “Distribution of the Contracts.”) Additional information is provided below.
The contracts are offered to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering.
Brighthouse Securities, LLC (Distributor) serves as principal underwriter for the contracts. The Distributor and the Company are affiliates because they are both under common control of Brighthouse Financial, Inc. The Distributor’s principal business address is located at 11225 North Community House Road, Charlotte, NC 28277. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA). Distributor has entered into selling agreements with other broker-dealers (“selling firms”) and compensates them for their services.

The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor:
Fiscal year	Aggregate Amount of Commissions Paid to Distributor	Aggregate Amount of Commissions Retained by Distributor After Payments to Selling Firms
2025	$737,658,036	$0
2024	$724,114,938	$0
The Contracts were not offered before January 1, 2024.
The Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to the Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing, and other expenses of distributing the contracts.
As noted in the prospectus, we and the Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and the Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms during 2025 ranged from $207 to $16,244,724.* The amount of commissions paid to selected selling firms during 2025 ranged from $14,249 to $97,879,821. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected selling firms during 2025 ranged from $14,249 to $114,124,545.*
* For purposes of calculating this range, the additional compensation (non-commission) amounts received by a selling firm includes additional compensation received by the firm for the sale of insurance products issued by our affiliate Brighthouse Life Insurance Company of NY.
The following list sets forth the names of selling firms that received additional compensation in 2025 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the contracts offered by the prospectus). The selling firms are listed in alphabetical order.
American Portfolios Financial Services, Inc.
Ameriprise Financial Services, Inc.
Ameritas Investment Corp.
Arvest Investments, Inc.
Avantax Investment Services, Inc.
Benjamin F. Edwards & Company, Inc.
BNY Mellon Securities Corporation
Cambridge Investment Research, Inc.
Capital Investment Brokerage, Inc.
Capital Investments Group, Inc.
Centaurus Financial, Inc.
Cetera Advisors LLC

Cetera Advisor Networks LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
CFD Investments, Inc.
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Commonwealth Financial Network
Copper Financial Network, LLC
Equitable Advisors, LLC
Equity Services, Inc.
Fifth Third Securities, Inc.
First Citizens Investor Services, Inc.
First Heartland Capital, Inc.
First Horizon Advisors, Inc.
Founders Financial Securities LLC
FSC Securities Corporation
Geneos Wealth Management, Inc.
Gradient Securities, LLC
GWN Securities Inc.
Hornor, Townsend & Kent, LLC
Independent Financial Group, LLC
Infinex Investments, Inc.
Integrity Alliance, LLC
Investacorp Advisory Services, Inc.
Janney Montgomery Scott LLC
J.P. Morgan Securities LLC
J.W. Cole Financial, Inc.
Kestra Investment Services, LLC
Key Investment Services LLC
KMS Financial Services, Inc.
Lifemark Securities Corp.
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
Lincoln Investment Planning, Inc.
Lion Street Financial, LLC
LPL Financial Corp. Affiliates
LPL Financial LLC
Merrill Lynch, Pierce, Fenner & Smith Inc
MML Investors Services, LLC
Morgan Stanley Smith Barney LLC
Navy Federal Brokerage Services LLC
OneAmerica Securities, Inc.
Oppenheimer & Co. Inc.
OSAIC Wealth, Inc.
Packerland Brokerage Services, Inc.
Park Avenue Securities LLC
PFS Investments Inc.
Raymond James & Associates, Inc.

RBC Wealth Management, LLC
Robert W. Baird & Co.
Rockerfeller Capital Management
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
Santander Securities LLC
Securities America, Inc.
Securities Service Network, LLC
Stifel, Nicolaus & Company, Incorporated
The Leaders Group, Inc.
The O.N. Equity Sales Company
Transamerica Financial Advisors, Inc.
Triad Advisors LLC
Truist Investment Services
UBS Financial Services Inc.
United Planners Financial Services of America
U.S. Bancorp Advisors, LLC
U.S. Bancorp Investments, Inc.
USA Financial Securities Corporation
ValMark Securities, Inc.
Voya Financial Advisors, Inc.
Wells Fargo Advisors, LLC
Woodbury Financial Services, Inc.
There are other broker dealers who receive compensation for servicing our contracts, and the Account Value of the contracts or the amount of added Purchase Payments received may be included in determining their additional compensation, if any.
ANNUITY PROVISIONS
Fixed Annuity
A fixed annuity is a series of payments made during the Annuity Phase which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The Adjusted Contract Value (the Account Value, less any appliable premium taxes and any prorated rider charge) is determined on the annuity calculation date, which is a Business Day no more than five (5) Business Days before the Annuity Date. This value will be used to determine a fixed Annuity Payment. Annuity Payments will be paid as monthly installments or at any frequency acceptable to us and you and will be based upon the Annuity Option elected, the Annuitant's age, the Annuitant's sex (where permitted by law), and the appropriate Annuity Option table. Your annuity rates will not be less than those guaranteed in your contract at the time of purchase. If, as of the annuity calculation date, the then current Annuity Option rates applicable to this class of contracts provide an Annuity Payment greater than that which is guaranteed under the same Annuity Option under this contract, the greater payment will be made.
LEGAL OR REGULATORY RESTRICTIONS ON TRANSACTIONS
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company may also be required to block a contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, death benefits or continue making Annuity Payments until instructions are received from the appropriate regulator.

FINANCIAL STATEMENTS
The financial statements of the Company are incorporated by reference to the submission form type N-VPFS, CIK No. 0002041679, filed by the Company with the SEC on March 30, 2026.
The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
None.